Prospectus Supplement	October 15, 2013

Putnam Income Fund
Prospectus dated February 28, 2013

The sub-section Your fund’s management in the section Fund Summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Brett Kozlowski, Kevin Murphy and Michael Salm.

Additional information regarding the fund’s portfolio managers, including their business experience during the past five years, is set forth in the prospectus.

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